Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schmitt Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended November 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne A. Case and Jeffrey T Siegal, Chairman of the Board and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wayne A. Case
Wayne A. Case Chairman of the Board and Chief Executive Officer January 10, 2012

/s/ Jeffrey T Siegal
Jeffrey T Siegal Chief Financial Officer and Treasurer January 10, 2012